UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 31, 2017
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American Assets Trust, Inc.
(Exact name of registrant as specified in its charter)

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Maryland (State or other jurisdiction of incorporation)	001-35030 (Commission File No.)	27-3338708 (I.R.S. Employer Identification No.)
11455 El Camino Real, Suite 200 San Diego, California 92130 (Address of principal executive offices)	92130 (Zip Code)
(858) 350-2600 Registrant’s telephone number, including area code:
Not Applicable (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 31, 2017, American Assets Trust, Inc. (the “Company”) filed a Form 8-K (the “Initial Form 8-K”) that furnished as an exhibit certain supplemental information concerning the Company’s financial results and operations for the quarter ending September 30, 2017.

The sole purpose of this amendment is to refurnish such exhibit to correct a scrivener’s error which had incorrectly stated the Property Revenue and Operating Expenses for Gateway Marketplace, Lomas Santa Fe Plaza and Solana Beach Towne Center for 3rd Quarter 2017 on page 16. As a result of this error, the following errors existed (amounts described in thousands):

•	Gateway Marketplace base rent was reflected as $1,384, rather than the correct amount of $563;

•	Gateway Marketplace additional property income was reflected as $8, rather than the correct amount of $0;

•	Gateway Marketplace billed expense reimbursements was reflected as $300, rather than the correct amount of $169;

•	Gateway Marketplace property operating expenses was reflected as $(385), rather than the correct amount of $(208);

•	Lomas Santa Fe Plaza base rent was reflected as $1,511, rather than the correct amount of $1,384;

•	Lomas Santa Fe Plaza additional property income was reflected as $18, rather than the correct amount of $8;

•	Lomas Santa Fe Plaza billed expense reimbursements was reflected as $515, rather than the correct amount of $300;

•	Lomas Santa Fe Plaza property operating expenses was reflected as $(504), rather than the correct amount of $(385);

•	Solana Beach Towne Centre base rent was reflected as $563, rather than the correct amount of $1,511;

•	Solana Beach Towne Centre additional property income was reflected as $0, rather than the correct amount of $18;

•	Solana Beach Towne Centre billed expense reimbursements was reflected as $169, rather than the correct amount of $515;

•	Solana Beach Towne Centre property operating expenses was reflected as $(208), rather than the correct amount of $(504);
Other than correcting these scrivener’s errors, the exhibit furnished with this Form 8-K/A remains unchanged from the exhibit furnished with the Initial Form 8-K.

Nothing in the Initial Form 8-K is being amended other than the refurnishing of Exhibit 99.2 as described above. This amendment should be read in conjunction with the Initial Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this amendment does not reflect events occurring after the filing of the Initial Form 8-K with the SEC and no attempt has been made in this amendment to modify or update other disclosures as presented in the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
99.2**	American Assets Trust, Inc. Supplemental Information for the quarter ended October 31, 2017.
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** Furnished herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.
	By:	/s/ Robert F. Barton
Robert F. Barton Executive Vice President, CFO
November 1, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.2	American Assets Trust, Inc. Supplemental Information for the quarter ended October 31, 2017.

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